EXHIBIT 99.1

Parker Drilling Recasts Reporting Segments

HOUSTON, April 14, 2015 - Parker Drilling Company (NYSE-PKD), an international provider of drilling services and rental tools to the energy industry, today published its new segment reporting structure. Parker Drilling Company (the “Registrant” or the “Company”) has completed a business review and as a result has aligned its reportable segments with its two core business lines, Rental Tools Services and Drilling Services, and its current internal organizational structure. The Company will continue to report its Rental Tools Services business as one reportable segment (Rental Tools); however, effective with the first quarter of 2015, the Company will report its Drilling Services business as two segments: (1) U.S. (Lower 48) Drilling, and (2) International & Alaska Drilling. The U.S. (Lower 48) Drilling reportable segment is comprised of U.S. Barge Drilling, which was previously a reportable segment, and U.S. (Lower 48) based O&M work, which was previously included in our U.S. Drilling reportable segment. The International & Alaska Drilling reportable segment is comprised of International Drilling, which was previously a reportable segment, and Alaska Drilling operations, which was previously included in our U.S. Drilling reportable segment. The Technical Services business will no longer be a reportable segment, but will be reported in the Drilling Services reportable segment benefiting from the support service activities. Historically, these activities have supported the businesses now comprising the International & Alaska Drilling reportable segment.

The Company has filed a Form 8-K with the U.S. Securities and Exchange Commission recasting certain historical financial information related to its new reporting segments. The new segment reporting structure does not affect the Company’s previously reported financial condition and consolidated results of operations.
Cautionary Statement
This press release contains certain statements that may be deemed to be "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. All statements in this press release other than statements of historical facts that address activities, events or developments that the Company expects, projects, believes, or anticipates will or may occur in the future are forward-looking statements. These statements include, but are not limited to, statements about anticipated future financial or operational results; the outlook for rental tools utilization and rig utilization and dayrates; the results of past capital expenditures; scheduled start-ups of rigs; general industry conditions such as the demand for drilling and the factors affecting demand; competitive advantages such as technological innovation; future operating results of the Company's rigs, rental tools operations and projects under management; future capital expenditures; expansion and growth opportunities; acquisitions or joint ventures; asset sales; successful negotiation and execution of contracts; scheduled delivery of drilling rigs or rental equipment for operation; the strengthening of the Company's financial position; increases in utilization or market share; outcomes of legal proceedings; compliance with credit facility and indenture covenants; and similar matters. These statements are based on certain assumptions made by the Company based on management's experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Although the Company believes that its expectations stated in this press release are reasonable, such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, that could cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to changes in worldwide economic and business conditions, fluctuations in oil and natural gas prices, compliance with existing laws and changes in laws or government regulations, the failure to realize the benefits of, and other risks relating to, acquisitions, the risk of cost overruns, our ability to refinance our debt and other important factors, many of which could adversely affect market conditions, demand for our services, and costs, and all or any one of which could cause actual results to differ materially from those projected. For more information, see "Risk Factors" in the Company's Annual Report filed on Form 10-K with the Securities and Exchange Commission and other public filings and press releases. Each forward-looking statement speaks only as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Company Description
Parker Drilling (NYSE: PKD) provides drilling services and rental tools to the energy industry. The Company's Drilling Services business serves operators in the inland waters of the U.S. Gulf of Mexico utilizing Parker Drilling's barge rig fleet and in select international markets and harsh-environment regions utilizing Parker Drilling-owned and customer-owned equipment. The Company's Rental Tools Services business supplies premium equipment and well services to operators on land and offshore in the U.S. and international markets.  More information about Parker Drilling can be found on the Company's website at www.parkerdrilling.com.
CONTACT:
Investor Relations, Jason Geach, Vice President, Investor Relations & Corporate Development, (281) 406-2310
Media Relations, Stephanie Dixon, Manager, Marketing & Corporate Communications, (281) 406-2212

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